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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 3, 1998

                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)


        Delaware                        1-8597                  94-2657368
(State or other jurisdiction   (Commission File Number)   (IRS Employer Identification No.)
   of incorporation)


       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                                 (925) 460-3600
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS.

On September 3, 1998, The Cooper Companies, Inc. (the "Company") issued a press release announcing that its Board of Directors has authorized the purchase of up to one million shares of its common stock and that the Company remains comfortable with analysts' earnings consensus. This release is filed as an exhibit hereto and is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

               (c) Exhibits.

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
Exhibit
  No.              Description
-------            -----------
99.1         Press Release dated September 3, 1998 of The Cooper Companies, Inc.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE COOPER COMPANIES, INC.


                                           By  /s/ Stephen C. Whiteford
                                               -------------------------
                                                Stephen C. Whiteford
                                                Vice President and
                                                Corporate Controller
                                                (Principal Accounting Officer)

Dated:  September 9, 1998




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                                  EXHIBIT INDEX

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

Exhibit                                                            Sequentially
  No.      Description                                             Numbered Page
-------    -----------                                             -------------
99.1       Press Release dated September 3, 1998 of The Cooper
           Companies, Inc.





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